13. Stock and Earnings Per Share	12 Months Ended
Dec. 31, 2015
Trust preferred securities prepayment by underlying bank
Stock and Earnings Per Share

Earnings per common share is computed using the weighted average outstanding shares for the years ended December 31. Outstanding stock options (Note 15) impact on earnings per share is determined using the treasury stock method. For 2015 and 2014, the impact of conversions of outstanding stock options was anti-dilutive. During 2014, the Company issued a total of 2,092,287 shares of Series A preferred stock (See Note 25). These preferred shares are non-voting mandatorily convertible non-cumulative preferred shares which are entitled to receive dividends equal to dividends paid on the Company’s common shares. The Series A preferred shares will rank pari passu with the common stock with respect to all terms (other than voting), including, the payment of dividends or distributions, and payments and rights upon liquidation and dissolution. The following is a reconciliation of the numerators and the denominators of the basic and diluted earnings per common share computation:

	2015	2014

Income available to common stockholders	$1,337	$2,526
Weighted average shares outstanding	7,851	6,964
Shares outstanding including assumed conversion	9,943	9,056
Basic earnings per common share	$0.17	$0.36
Fully diluted earnings per share (including convertible preferred shares outstanding)	$0.13	$0.28